SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Callaway Golf Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.	Amount Previously Paid:

7.	Form, Schedule or Registration Statement No.:

8.	Filing Party:

9.	Date Filed:

CALLAWAY GOLF COMPANY

2180 Rutherford Road

Carlsbad, California 92008

IMPORTANT NOTICE REGARDING

INTERNET AVAILABILITY OF PROXY MATERIALS

FOR THE 2008 ANNUAL MEETING OF SHAREHOLDERS

OF CALLAWAY GOLF COMPANY

TO BE HELD ON MAY 20, 2008*

Shareholder Address area Restricted Area	You can view the Annual Report and Proxy Statement for Callaway Golf Company on the Internet:
http://bnymellon.mobular.net/bnymellon/ely

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

The 2008 Annual Meeting of Shareholders (the “Annual Meeting”) of Callaway Golf Company, a Delaware corporation (the “Company”) is scheduled to be held at Callaway Golf Company, 2180 Rutherford Road, Carlsbad, California 92008, at 10:00 a.m. (PDT), on Tuesday, May 20, 2008, to consider and vote upon the following matters:

1.	To elect seven directors to the Company’s Board of Directors to serve until the 2009 annual meeting of shareholders and until their successors are elected and qualified;

2.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008; and

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” Items 1 and 2.

The Board of Directors has fixed the close of business on March 24, 2008 as the record date (the “Record Date”) for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

*	Approximate date of mailing to Shareholders of this Notice of Internet Availability of the Company’s Proxy Materials is April 10, 2008.

PLEASE SEE REVERSE SIDE FOR IMPORTANT INFORMATION ABOUT HOW TO OBTAIN YOUR PROXY MATERIALS, WHICH IS DIFFERENT FROM PRIOR YEARS

IMPORTANT NOTICE Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on May 20, 2008:

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Company’s 2007 Annual Report to Shareholders and Proxy Materials (which include a Notice of Meeting and Proxy Statement) and access to the Proxy Voting Site are available to you on the Internet at:

http://bnymellon.mobular.net/bnymellon/ely

You must reference your 11-digit control number listed at the bottom of the first page of this notice to access the proxy materials.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 6, 2008 to facilitate timely delivery.

You can request a paper or e-mail copy of the proxy materials in one of three ways:

1.	By calling 1-888-313-0164

2.	By sending an email to: shrrelations@bnymellon.com; or

3.	By logging onto: http://bnymellon.mobular.net/bnymellon/ely

MAKE SURE TO HAVE THIS NOTICE AVAILABLE WHEN YOU:

•	Request a paper copy of the proxy materials

•	When you want to view your proxy materials online; or

•	When you want to vote your proxy electronically

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the Annual Meeting where you may vote in person can be found on the last page of the Proxy Statement.

VOTE BY INTERNET

Use the Internet to vote your shares. Have this card in hand when you access the above website.

On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares.